UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On April 12, 2013, Roderick de Greef, a member of the board of directors of Endologix, Inc. (the “Company”), notified the board of directors that he will retire therefrom, effective as of May 23, 2013, the date of the Company's 2013 annual meeting of stockholders (the “Annual Meeting”). Mr. de Greef will continue to serve as a director until such time. Mr. de Greef's decision to retire is not the result of any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.
In addition, on April 15, 2013, the Company announced that Thomas F. Zenty, III, age 57, will be a director nominee at the Annual Meeting. Mr. Zenty has served as President and Chief Executive Officer of University Hospitals Health System, Inc. in Cleveland, Ohio since 2003. Previously, Mr. Zenty served as Executive Vice President, Clinical Care Services and Chief Operating Officer of Cedars-Sinai Health Systems in Los Angeles, California from 2000 to 2003, and Senior Vice President, Clinical Care Services and Chief Operating Officer from 1995 to 1999. In addition, Mr. Zenty previously held various managerial positions at St. Joseph's Medical Center, a division of Catholic Health Care West, Franciscan Health System of New Jersey, and St. Mary Hospital, Connecticut. Mr. Zenty is Chairman of the Board of Western Reserve Assurance Company, Ltd. SPC, a privately-held captive insurance corporation, and chairs the Coalition to Protect America's Healthcare. Mr. Zenty previously served on the board of directors of Nationwide Financial Services Inc., a publicly-held insurance company taken private by Nationwide Mutual in 2010, from 2008 to 2010. He also served as a board member of the American Hospital Association. Mr. Zenty has held several university-level academic positions, currently serving as an Adjunct Professor, Banking and Finance, at Case Western Reserve University since 2010. Mr. Zenty holds a Master's degree in Public Administration from New York University, a Master's degree in Hospital Administration from Xavier University and a Bachelor's degree in Health Planning from Pennsylvania State University.
A copy of the press release announcing Mr. de Greef's retirement and Mr. Zenty's nomination is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events.
The information contained in Item 5.02 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 15, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: April 15, 2013	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 15, 2013.